UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure.

        On March 10, 2008, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that its Executive Vice President, Mr. Donavon P. Ternes, will be making a presentation at the Sandler O'Neill 2008 West Coast Financial Services Conference. The presentation is scheduled for Tuesday, March 11, 2008 at 2:30 p.m. (Pacific Time). The presentation materials are available on the Corporation's website, www.myprovident.com, in the Investor Relations section under Presentations and are attached hereto as Exhibit 99.1. The webcast link to hear the presentation, either live or as a rebroadcast, is also available in the Investor Relations section by clicking on the 2008 West Coast Financial Services Conference Webcast link.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1 2008 West Coast Financial Services Conference Presentation


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2008	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)


EXHIBIT 99.1


SANDLER O'NEILL + PARTNERS

2008 West Coast Financial Services Conference

March 11, 2008

PROVIDENT

Provident Financial Holdings, Inc.

www. myprovident.com



Provident Financial Holdings, Inc.

Organizational Structure and Overview

Provident Financial Holdings (Holding Company)
Mortgage Banking (Provident Bank Mortgage)
Provident Bank
Community Banking (Provident Bank)
Provident Financial Corp

50 Year Old Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding Customer Base and Market.
- Strong Mortgage Operations.
- Largest Independent Community Bank Headquartered in Riverside County, California.
- Fifth Largest Deposit Market Share in the Riverside-San Bernardino RMA, behind B of A, WaMu, Wells Fargo and Citigroup.

2


Loan Portfolio Mix
(Loans Held for Investment)

Provident Financial Holdings, Inc.

(In Millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$814
$577
$4
Single-Family
"Preferred Loans"
Other
As of 12/31/2007
Unchanged
20% increase, primarily Multi-Family.

(In Millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$818
$479
$12
Single-Family
"Preferred Loans"
Other
As of 09/30/2006
Decisions made 18 to 36 months ago have had a positive credit quality impact (no Option ARMs, no 2nd TDs, and reduce Construction exposure).

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

3


Provident Financial Holdings, Inc.

Asset Quality

Non-Traditional Loans Held for Investment
Single-Family First Trust Deeds
(Unaudited)
As of December 31, 2007

(Dollars in Thousands)	Outstanding Balance (1)	Weighted Average FICO (2)	Weighted Average LTV (3)	Weighted Average Seasoning (4)
Interest Only	$ 608,890	734	74%	2.06 Years
Stated Income (5)	$ 442,197	731	73%	2.16 Years
FICO <= 660	$ 25,234	641	72%	2.76 Years
> 30 Year Amortization	$ 28,938	740	68%	2.38 Years

(1) The outstanding balance presented on this table may overlap more than one category.
(2) The FICO score represents the creditworthiness of a borrower based on the borrower's credit history, as reported by an independent third party. A higher FICO score indicates a greater degree of creditworthiness.
(3) LTV (loan-to-value) is the ratio calculated by dividing the original loan balance by the original appraised value of the real estate collateral.
(4) Seasoning describes the number of years since the funding date of the loan.
(5) Stated income is defined as borrower provided income, which is not subject to verification during the loan origination process.

4


Asset Quality

Provident Financial Holdings, Inc.

Generic Payment Shock Example
Interest Only vs. Option ARM

Interest Only	Payment	Option ARM*	Payment
5 x 1, 6-Month LIBOR + 2.75%		6-Month LIBOR + 3.50%	
Original Loan of $400,000		Monthly Adjustable, 115% Neg-Am Cap	
Initial Rate of 5.50%	$1,833	Original Loan of $400,000	
		Initial Rate of 2.00% (Many at 1.00%)	$667
		2nd Year Payment (7.5% Payment Cap)	$717
		3rd Year Payment (7.5% Payment Cap)	$771
6th Year Rate Reset to 5.71%	$2,507	27th Month Rate Reset at 6.46%	$3,738
Loan Balance Unchanged at $400,000		Loan Balance Increased to $460,000	
Semi-Annual Adjustable		Monthly Adjustable	
(Fully Amortized, 25 Years)		(Fully Amortized, 27.8 Years)	
Payment Shock >>>>>>>>>>>>>>>	$673	Payment Shock >>>>>>>>>>>>>>>>>>>>	$2,967

(*) The average interest rate on this note was 8.39% over the first 26 months, which accumulated as $60,000 of negative amortization requiring a recast of the loan.

Countrywide described in their Form 10-K that 71% of their Option ARM borrowers elect to make less-than-full interest payments.

5


PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Non-Performing Assets ("NPA") & NPA to Total Assets

Lower than many California competitors because of insignificant balance of Option ARMs, insignificant balance of 2nd TDs, the decision to limit SFR loan growth, and the decision to lower Construction loan exposure.
(In Thousands)
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(Percentage)
2.60%
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	09/06	12/06	03/07	06/07	09/07	12/07
Non-Performing Assets	$4,426	$13,740	$14,680	$19,711	$20,591	$24,372
NPA to Total Assets	0.26%	0.78%	0.83%	1.20%	1.28%	1.49%

6


Mortgage Banking Volume

(In Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$71
$89
$91
$97
$79
$89
$240
$221
$203
$92
$18
$9
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)
"High Margin" Products
"Low Margin" Products
Alt-A lending has declined!

7


PROVIDENT
Provident Financial Holdings, Inc.

Loan Sale Margin

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.11%
1.00%
0.71%
0.31%
0.11%
1.09%
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

8


Provident Financial Holdings, Inc.

Value Proposition

Stock Price to Tangible Book Value Multiple

2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
Better credit risk profile than many competitors.
Slightly liability sensitive balance sheet, resulting in net interest margin improvement.
Declining operating expenses.
Improving loan sale margin.

	Mar 2006	Jun 2006	Sep 2006	Dec 2006	Mar 2007	Jun 2007	Sep 2007	Dec 2007
Price/TBV	1.69x	1.54x	1.50x	1.52x	1.37x	1.24x	1.10x	0.81x

9
